Prospectus supplement dated May 9, 2013
to the following prospectus(es):
BOA FPVUL, BOA Next Generation FPVUL, BOA ChoiceLife FPVUL, and BOA Next Generation II FPVUL prospectus dated May 1, 2013
This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.
1) Your prospectus offers the following underlying investment options under your contract/policy. Effective May 1, 2013, the names of the investment options will be updated as indicated below:
CURRENT NAME	UPDATED NAME
Northern Lights Variable Trust – TOPS Protected Balanced ETF Portfolio: Class 3	Northern Lights Variable Trust – TOPS Managed Risk Balanced ETF Portfolio: Class 3
Northern Lights Variable Trust – TOPS Protected Growth ETF Portfolio: Class 3	Northern Lights Variable Trust – TOPS Managed Risk Growth ETF Portfolio: Class 3
Northern Lights Variable Trust – TOPS Protected Moderate Growth ETF Portfolio: Class 3	Northern Lights Variable Trust – TOPS Managed Risk Moderate Growth ETF Portfolio: Class 3
2) Effective on or about June 17, 2013, Aberdeen Asset Management Inc. and Diamond Hill Capital Management, Inc. will no longer be sub-advisers for the Nationwide Variable Insurance Trust – NVIT Nationwide Fund and will be replaced by Highmark Capital Management, Inc.
PROS-0221